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                                                                    EXHIBIT 99.1


PRESS RELEASE OF META GROUP, INC.
Thursday, September 13, 2001

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Contact:       Alison Ziegler/Beth Lewis             Peter Ward
               The Financial Relations Board Inc.    META Group Inc.
               (212) 661-8030/(617) 369-9242         (203) 973-6700
                                                     peter.ward@metagroup.com



                                                           FOR IMMEDIATE RELEASE

                     META Group ANNOUNCES THE APPOINTMENT OF

                           MIKE B. LEVINE TO PRESIDENT

             STAMFORD, Conn. (September 13, 2001) -- META Group Inc. (Nasdaq:
METG), a leading information technology (IT) research and consulting firm, today announced the appointment of Mike B. Levine, 45, to president. Levine's appointment, which is effective immediately, culminates an extensive search that the company initiated in April of this year. Dale Kutnick, META Group chairman, CEO, and co-research director, stated, "We are delighted to have Mike on board. We've worked diligently over the past six months to weather the economic storm and to continue improving our liquidity position. I'm pleased with the results to date, and look forward to working with Mike to accelerate our growth and return us to profitability."

             Levine's executive experience spans more than 20 years in general management, sales/marketing, operations, and financial leadership. Levine has held executive positions within financial services and computer software/hardware organizations, including SAP America, ADP Credit Corporation, and Harris/3M. Most recently, Levine was vice president of Field Operations for SAP America, where he was instrumental in developing an improved field operations infrastructure and worked with IBM, SAP's largest technology partner, as the single point of contact on all sales issues for the Americas. Prior to that, Levine was president of ADP Credit Corporation. In his new role, Levine will be responsible for continuing META Group's move toward profitability, driving top-line growth, improving operational efficiencies, and increasing shareholder value.



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META GROUP APPOINTS MIKE B. LEVINE TO PRESIDENT -- 2/


             "We are seeing the results of our cost-cutting and efficiency measures taken earlier this year. Now, we're excited to bring Mike on to help us capitalize on these strides, so we can better serve our customers and continue to acquire new ones," said Robert Toole, META Group executive vice president and chief operating officer. "His vast experience in operations and financial management, as well as sales and marketing, is a perfect fit for the company."

             Levine is a graduate of the University of Miami and the Executive Program in Finance and Accounting at Columbia University. He will be based in META Group's Stamford, CT, headquarters.


                                ABOUT META Group

             META Group is a leading research and consulting firm, focusing on information technology and business transformation strategies. Delivering objective, consistent, and actionable guidance, META Group enables organizations to innovate more rapidly and effectively. Our unique collaborative models help clients succeed by building speed, agility, and value into their IT and business systems and processes. For details, connect with www.metagroup.com.
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             THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS MADE
PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY'S LIQUIDITY POSITION, GROWTH AND PROFITABILITY, AND THE RESPONSIBILITIES OF ITS NEW PRESIDENT. THESE STATEMENTS ARE NEITHER PROMISES NOR GUARANTEES, BUT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, RISKS RELATING TO: OPERATING LOSSES; THE COMPANY'S ABILITY TO MANAGE EXPENSE LEVELS; THE COLLECTION OF OUTSTANDING ACCOUNTS RECEIVABLE; ANY FAILURE BY THE COMPANY TO MEET ITS WORKING CAPITAL AND CAPITAL EXPENDITURE REQUIREMENTS; CHANGES IN THE SPENDING PATTERNS OF THE COMPANY'S TARGET CLIENTS, INCLUDING, BUT NOT LIMITED TO, DECREASES IN IT SPENDING; GENERAL ECONOMIC CONDITIONS; CHANGES IN THE MARKET DEMAND FOR IT RESEARCH AND ANALYSIS AND COMPETITIVE CONDITIONS IN THE INDUSTRY; THE COMPANY'S ABILITY TO MANAGE GROWTH AND IMPLEMENT SYSTEMS AND PROCESSES REQUIRED BY SUCH GROWTH; MARKET ACCEPTANCE OF AND DEMAND FOR THE COMPANY'S PRODUCTS AND SERVICES; THE LEVEL AND TIMING OF SUBSCRIPTION RENEWALS TO RESEARCH AND ADVISORY SERVICES; THE LEVEL AND TIMING OF CONTRACTED STRATEGIC CONSULTING BILLING; THE INTEGRATION OF NEW BUSINESSES INTO THE OPERATIONS OF THE COMPANY; THE TIMING OF PRODUCTION AND DELIVERY OF PUBLISHED RESEARCH PRODUCTS SOLD BY THE COMPANY; THE MIX OF DOMESTIC VERSUS INTERNATIONAL BUSINESS; THE TIMING OF THE DEVELOPMENT, INTRODUCTION, MARKETING, AND MARKET ACCEPTANCE OF NEW PRODUCTS AND SERVICES; THE RECRUITMENT, RETENTION, AND DEVELOPMENT OF RESEARCH ANALYSTS, CONSULTANTS, MANAGEMENT, AND ADMINISTRATIVE STAFF; THE AVAILABILITY OF OUTSIDE CONSULTANTS NEEDED TO FULFILL CERTAIN SERVICE OFFERINGS; THE TIMING AND EXECUTION OF THE COMPANY'S STRATEGIC PLANS; BORROWINGS UNDER THE COMPANY'S REVOLVING CREDIT FACILITY; STRATEGIC INVESTMENTS, INCLUDING, BUT NOT LIMITED TO, ANY FAILURE BY THE COMPANY TO SELL ITS INTERESTS IN STRATEGIC INVESTMENTS; VOLATILITY AND UNPREDICTABILITY OF THE COMPANY'S STOCK PRICE; ANY FAILURE BY THE COMPANY TO EXECUTE ITS FINANCING PLANS AND OTHER RISKS DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THOSE DISCUSSED IN THE COMPANY'S ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000.






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